Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chairman, President and Chief Executive Officer of STR Holdings, Inc. (the “Company”), does hereby certify that to my knowledge:

1.	the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2017	/s/ Robert S. Yorgensen
	Name:	Robert S. Yorgensen
	Title:	Chairman, President and Chief Executive Officer (Principal Executive Officer)